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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 17, 2003


                        INTERVEST BANCSHARES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


             Delaware                 000-23377            13-3699013
--------------------------------   --------------   --------------------------
   (State or other jurisdiction      (Commission         (IRS Employer
         of incorporation)           File Number)    Identification Number)


       10 Rockefeller Plaza, Suite 1015, New York, New York     10020-1903
       ----------------------------------------------------     ----------
            (Address of Principal Executive Offices)           ((Zip Code)


       Registrant's Telephone Number Including Area Code:  (212) 218-2800
                                                           --------------


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ITEM  9.  REQULATION  FD  DISCLOSURE

On September 17, 2003, the registrant issued a press release indicating that it has completed the sale of $15 million of trust preferred securities and the text of that announcement is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    INTERVEST BANCSHARES CORPORATION


Date: September 17, 2003            By:   /s/ Lowell S. Dansker
                                          ----------------------------------
                                     LOWELL S. DANSKER,
                                     VICE CHAIRMAN, PRESIDENT AND TREASURER
                                     (PRINCIPAL EXECUTIVE OFFICER AND
                                     PRINCIPAL FINANCIAL OFFICER)


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                                INDEX TO EXHIBITS


          Exhibit  No.     Description
          ------------     -----------

          99.1             Press Release dated September 17, 2003


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